The UBS Funds

Prospectus Supplement | December 17, 2020

Includes:

•  UBS U.S. Sustainable Equity Fund

Dear Investor,

The purpose of this supplement to the Prospectus for UBS U.S. Sustainable Equity Fund (the "Fund"), a series of The UBS Funds (the "Trust"), dated October 28, 2020, is to notify you that the Board of Trustees (the "Board") of the Trust has approved certain actions to liquidate and dissolve the Fund.

Based upon information provided by UBS Asset Management (Americas) Inc., the Fund's investment advisor, the Board determined that it is in the best interests of the Fund and its shareholders to liquidate and dissolve the Fund pursuant to a Plan of Liquidation (the "Plan"). To arrive at this decision, the Board considered factors that have adversely affected, and will continue to adversely affect, the ability of the Fund to conduct its business and operations in an economically viable manner.

The liquidation is expected to be completed on or about March 1, 2021 (the "Liquidation Date").

Liquidation of the Fund

The Plan provides that: (a) all the Fund's assets be converted into cash or cash equivalents or be otherwise liquidated and (b) the Fund distribute pro rata to its shareholders all of its existing assets, in a complete liquidation of the Fund. At any time prior to the Liquidation Date, shareholders may exchange their shares of the Fund for shares of the same class of any Family Funds ("Family Funds" include other UBS Funds, PACE Select funds and other funds for which UBS Asset Management (US) Inc. serves as principal underwriter), as described under "Managing your fund account—Exchanging Shares" in the Prospectus. Shareholders may also redeem their shares of the Fund and receive the net asset value thereof, pursuant to the procedures set forth under "Managing your fund account—Selling shares" in the Prospectus.

On the Liquidation Date, all remaining shareholders will have their accounts liquidated and the proceeds will be delivered to them. For those shareholders with taxable accounts, the liquidation will be considered a taxable transaction, and such shareholders may recognize a gain or loss for Federal income tax purposes. Shareholders may wish to consult their tax advisers regarding the effect of the Fund's liquidation in light of their individual circumstances.

In preparation for the liquidation of the Fund, the Fund's assets may be invested in money market instruments or held in cash. In this regard, the Fund will no longer be investing according to its investment objective.

Closure of Fund to new investments, reinvestments and exchanges

In connection with the liquidation, the Board approved, effective January 6, 2021, the closure of each class of the Fund to new investments, including new investors, additional purchases from existing investors and purchases for exchange from other funds. The Board also approved, effective January 6, 2021, the closure of each class of the Fund to reinvestments of dividends and distributions. Therefore, the Fund will no longer offer shares for pur-

ZS-1082

chase. The Fund reserves the right to change this policy at any time. Of course, shareholders will continue to be able to exchange or redeem their shares in accordance with the policies in the Prospectus, as noted above.

Elimination of contingent deferred sales charges on redemptions

Also in connection with the liquidation, effective January 6, 2021, all contingent deferred sales charges ("CDSC") assessed on redemptions that are charged on Class A shares (on purchases of $1,000,000 or more) are eliminated. The annual service fee of 0.25% of average net assets that is charged on Class A shares will not be waived. With respect to exchanges of shares of the Fund for shares of another Family Fund, the length of time you held your shares of the Fund will still be considered when determining whether you must pay a CDSC when you sell the shares of the Family Fund acquired in the exchange.

Effective March 1, 2021, the Prospectus, which also offers other series of the Trust, is revised to delete in its entirety all references to the Fund.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

The UBS Funds

Supplement to the Statement of Additional Information | December 17, 2020

Includes:

•  UBS U.S. Sustainable Equity Fund

Dear Investor,

The purpose of this supplement to the Statement of Additional Information ("SAI") for UBS U.S. Sustainable Equity Fund (the "Fund"), a series of The UBS Funds (the "Trust"), dated October 28, 2020, is to notify you that the Board of Trustees of the Trust has approved certain actions to liquidate and dissolve the Fund.

The liquidation of the Fund is expected to be completed on or about March 1, 2021. In connection with the Fund's liquidation, effective March 1, 2021, the SAI is revised to delete in its entirety all references to the Fund.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-1083